UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): December 31, 2025

Golub Capital Private Income Fund S

(Exact Name of Registrant as Specified in Charter)

Delaware	814-01945	39-3613464
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

200 Park Avenue, 25th Floor New York, New York	10166 (Zip Code)
(Address of Principal Executive Offices)

(Registrant’s telephone number, including area code): (212) 750-6060

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None

Title of each class	Trading Symbol(s)	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 3.02. Unregistered Sales of Equity Securities.

On December 31, 2025, Golub Capital Private Income Fund S (the “Fund”) issued unregistered common shares of beneficial interest in the Fund, par value $0.01 (the “Common Shares”), to certain accredited investors in the initial closing of its private offering (the “Private Offering”). The purchase price per Common Share was equal to $25.00. The table below details the Common Shares sold on December 31, 2025. The offer and sale of the Common Shares were exempt from the registration requirements of the Securities Act of 1933, as amended, pursuant to Section 4(a)(2), Regulation D, and/or Regulation S thereunder. GC Advisors LLC (the “Adviser”) (and not the Fund) contributed a portion of the proceeds used to purchase the Common Shares on behalf of shareholders from the Adviser’s own resources.

Date of Unregistered Sale	Amount of Common Shares	Consideration(1)
December 31, 2025	4,273,517.12	$106,837,928

(1) No underwriting discounts or commissions have been or will be paid in connection with the sale of such Common Shares in the Private Offering. Although the Fund does not charge investors any upfront placement or other fees with respect to the Common Shares, investors who purchase Common Shares through certain financial intermediaries may be directly charged transaction or other fees by such intermediaries, including upfront placement fees or brokerage commissions, in such amounts as the financial intermediaries may determine, provided that selling agents limit such charges to 3.5% of NAV for Common Shares.

Item 7.01. Regulation FD Disclosure.

On December 29, 2025, the Fund declared regular distributions for its Common Shares in the amount per share set forth below:

	Regular Distribution(1)	Shareholder Servicing and/or Distribution Fee	Net Distribution
January 2026 Common Shares Distribution	$0.1667	$0.0177	$0.1490

(1) Gross amount of previously declared distributions.

The January regular distributions for the Common Shares are payable to shareholders of record as of January 31, 2026 and will be paid on or around February 26, 2026.

These distributions will be paid in cash or reinvested in Common Shares of the Fund for shareholders participating in the Fund’s distribution reinvestment plan.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GOLUB CAPITAL PRIVATE INCOME FUND S

Date: January 7, 2026	By:	/s/ Wu-Kwan Kit
	Name:	Wu-Kwan Kit
	Title:	Chief Compliance Officer and Secretary